UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the securities exchange act of 1934

Date of Report (Date of earliest event reported): March 17, 2022

INNOVAGE HOLDING CORP.

(Exact name of registrant specified in its charter)

Delaware	001-40159	81-0710819
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8950 E. Lowry Boulevard Denver, CO (Address of principal executive offices)	80230 (Zip Code)

(844) 803-8745

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INNV	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 17, 2022, InnovAge Holding Corp. (the “Company”) held its fiscal 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on January 24, 2022, the record date of the Annual Meeting, the Company had 135,516,513 shares of common stock outstanding. The holders of 132,488,856 shares of the Company’s common stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Annual Meeting.

Proposal No. 1: Election of directors.

The Company’s shareholders elected the following nominees for director to serve as Class I directors for a term expiring in fiscal year 2025 and until their successors are duly elected and qualified.

Nominee	For	Against	Abstentions	Broker Non- Votes
Andrew Cavanna	122,292,479	0	8,147,686	2,048,691
Thomas Scully	122,296,054	0	8,144,111	2,048,691
Marilyn Tavenner	129,871,676	0	568,489	2,048,691

Proposal No. 2: Proposal to approve, by an advisory vote, the retention of the classified structure of the Board of Directors.

The retention of the classified structure of the Board of Directors was approved on an advisory basis.

For	Against	Abstentions	Broker Non-Votes
121,333,658	9,104,350	2,157	2,048,691

Proposal No. 3: Proposal to approve, by an advisory vote, the retention of the supermajority voting standards in the Company’s Second Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws.

The retention of the supermajority voting standards in the Company’s Second Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws was approved on an advisory basis.

For	Against	Abstentions	Broker Non-Votes
121,330,243	9,105,253	4,669	2,048,691

Proposal No. 4: Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2022.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2022 was ratified.

For	Against	Abstentions
132,483,327	3,591	1,938

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2022

INNOVAGE HOLDING CORP.

By:	/s/ Barbara Gutierrez
Name:	Barbara Gutierrez
Title:	Chief Financial Officer